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                                                             EXHIBIT NUMBER (24)
                                                               TO 1993 FORM 10-K

POWER OF ATTORNEY
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KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint David W. Fox, Perry R. Pero and Peter L. Rossiter, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names, in the capacities indicated below, Form 10-K, annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, and to file such Form, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any one of them, to such Form, and all that our attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 15th day of February, 1994.
                       ------


    /s/  David W. Fox                      /s/ William A. Osborn
 -----------------------------         ------------------------------
         David W. Fox                         William A. Osborn
 Chairman of the Board, Chief             President, Chief Operating
Executive Officer and Director              Officer and Director



   /s/ Barry G. Hastings                   /s/ John S. Sutfin
 -----------------------------         ------------------------------
       Barry G. Hastings                       John S. Sutfin
  Vice Chairman and Director            Vice Chairman and Director



    /s/ Perry R. Pero                      /s/ John H. Robinson
 -----------------------------         ------------------------------
        Perry R. Pero                          John H. Robinson
Senior Executive Vice President            Senior Vice President
  and Chief Financial Officer                  and Controller



    /s/ Worley H. Clark                     /s/ Robert S. Hamada
 -----------------------------         ------------------------------
        Worley H. Clark                         Robert S. Hamada
            Director                                Director
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    /s/ Robert A. Helman                   /s/ Arthur L. Kelly
 -----------------------------         ------------------------------
        Robert A. Helman                       Arthur L. Kelly
            Director                              Director



       /s/ Ardis Krainik                   /s/ Robert D. Krebs
  -----------------------------        ------------------------------
           Ardis Krainik                       Robert D. Krebs
             Director                             Director



   /s/ Frederick A. Krehbiel              /s/ William G. Mitchell
 ------------------------------        ------------------------------
       Frederick A. Krehbiel                  William G. Mitchell
             Director                             Director



     /s/ William A. Pogue                 /s/ Harold B. Smith
 ------------------------------        ------------------------------
         William A. Pogue                     Harold B. Smith
             Director                             Director



  /s/ William D. Smithburg                   /s/ Bide L. Thomas
- ------------------------------         ------------------------------
      William D. Smithburg                       Bide L. Thomas
           Director                                 Director



STATE OF ILLINOIS      )
                       )      SS
COUNTY OF COOK         )


  I,      Victoria Antoni        , a Notary Public, DO HEREBY CERTIFY that the
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above named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the instrument as their free and voluntary act, for the uses and purposes therein set forth.

  GIVEN under my hand and notarial seal this  15th  day of February, 1994.
                                             ------


                                            /s/ Victoria Antoni
                                      ------------------------------
                                               Notary Public


My Commission Expires:


      July 25, 1995
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